EXHIBIT 99.3

Credit Suisse First Boston

Asset-Backed Securities

Accredited Home Lenders 2004 - 2

Freddie

2,277 records

Balance: 355,099,852

Home Equity Mortgage Loan Portfolio

Selection Criteria: Freddie

Table of Contents

1. ARM Current Rate (%)

2. Fixed Current Rate(%)

1. ARM Current Rate (%)

ARM Current Rate (%)	No of Loans	Total Scheduled Balance	% Scheduled Balance	WAC	WA OLTV	WA FICO
<= 5.00	32	7,098,629.87	2.7	4.9	79.5	683
5.01 - 5.50	129	25,753,613.66	9.7	5.38	78.7	673
5.51 - 6.00	367	67,389,578.72	25.3	5.88	78.9	660
6.01 - 6.50	382	63,807,327.67	24	6.36	79.3	641
6.51 - 7.00	394	60,629,773.56	22.8	6.85	79.7	631
7.01 - 7.50	158	22,590,806.58	8.5	7.34	78	612
7.51 - 8.00	117	15,037,509.44	5.6	7.84	77.4	599
8.01 - 8.50	24	2,981,068.18	1.1	8.3	74.1	596
8.51 - 9.00	9	810,460.49	0.3	8.87	68.1	580
9.01 - 9.50	2	284,483.35	0.1	9.21	68.2	544
Total:	1,614	266,383,251.52	100	6.42	78.9	642

2. Fixed Current Rate(%)

Fixed Current Rate(%)	No of Loans	Total Scheduled Balance	% Scheduled Balance	WAC	WA OLTV	WA FICO
<= 5.00	6	1,091,371.06	1.2	4.87	66.2	705
5.01 - 5.50	33	5,767,784.82	6.5	5.4	70.1	694
5.51 - 6.00	132	20,932,042.05	23.6	5.89	75.3	670
6.01 - 6.50	172	22,740,345.28	25.6	6.35	74.7	652
6.51 - 7.00	170	20,499,113.39	23.1	6.85	75.8	632
7.01 - 7.50	85	10,256,779.64	11.6	7.34	76	612
7.51 - 8.00	40	4,930,085.06	5.6	7.82	77	617
8.01 - 8.50	15	1,691,941.87	1.9	8.21	78.1	621
8.51 - 9.00	10	807,137.30	0.9	8.82	79	574
Total:	663	88,716,600.47	100	6.53	75.1	647

NOT FOR DISTRIBUTION OUTSIDE CSFB UNDER ANY CIRCUMSTANCES The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented. This memorandum is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy, any security. Additional information is available upon request. Results based on hypothetical projections or past performance have certain inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. Any results shown do not reflect the impact of commissions and/or fees, unless stated. Financial futures and options are not appropriate for all investors. Their relative merits should be carefully weighed. Where information has been obtained from outside sources, it is believed to be reliable but is not represented to be accurate or complete. This document may not be reproduced in whole or in part or otherwise made available without our written consent. This firm may from time to time perform investment banking for, or solicit investment banking or other business from, any company mentioned. We or our employees may from time to time have a long or short position in any contract or security discussed.

Credit Suisse First Boston

Asset-Backed Securities

Accredited Home Lenders 2004 - 2

All records

4,202 records

Balance: 710,206,388

Home Equity Mortgage Loan Portfolio

Selection Criteria: All records

Table of Contents

1. ARM Current Rate (%)

2. Fixed Current Rate(%)

1. ARM Current Rate (%)

ARM Current Rate (%)	No of Loans	Total Scheduled Balance	% Scheduled Balance	WAC	WA OLTV	WA FICO
<= 5.00	52	13,798,928.72	2.8	4.92	78.6	690
5.01 - 5.50	228	53,705,347.62	11	5.38	79	671
5.51 - 6.00	618	132,443,134.88	27.2	5.88	78.6	659
6.01 - 6.50	629	118,352,845.08	24.3	6.36	78.9	641
6.51 - 7.00	623	106,516,058.53	21.9	6.84	79.6	633
7.01 - 7.50	231	33,210,173.05	6.8	7.35	78.7	612
7.51 - 8.00	152	19,324,964.08	4	7.85	77.8	599
8.01 - 8.50	37	5,245,612.47	1.1	8.3	77	594
8.51 - 9.00	18	2,246,784.59	0.5	8.86	75.5	598
9.01 - 9.50	4	695,487.32	0.1	9.38	70.7	558
9.51 - 10.00	2	313,418.61	0.1	9.79	78.1	596
10.01 - 10.50	1	116,203.80	0	10.5	75	602
10.51 - 11.00	1	59,935.06	0	10.99	75	641
11.01 - 11.50	1	62,979.45	0	11.49	75	544
12.01 - 12.50	1	84,000.00	0	12.5	62.2	640
Total:	2,598	486,175,873.26	100	6.35	78.9	644

2. Fixed Current Rate(%)

Fixed Current Rate(%)	No of Loans	Total Scheduled Balance	% Scheduled Balance	WAC	WA OLTV	WA FICO
<= 5.00	28	6,182,503.03	2.8	4.92	64.3	723
5.01 - 5.50	99	19,188,806.45	8.6	5.38	68.9	693
5.51 - 6.00	336	55,679,173.91	24.9	5.87	75.2	673
6.01 - 6.50	383	54,317,142.55	24.2	6.35	75.9	646
6.51 - 7.00	419	50,493,261.24	22.5	6.84	76.4	632
7.01 - 7.50	185	21,389,640.90	9.5	7.33	76.4	618
7.51 - 8.00	113	12,826,227.44	5.7	7.82	75.5	607
8.01 - 8.50	29	2,913,441.27	1.3	8.26	79.7	608
8.51 - 9.00	12	1,040,318.33	0.5	8.82	79.9	571
Total:	1,604	224,030,515.09	100	6.43	75	650

NOT FOR DISTRIBUTION OUTSIDE CSFB UNDER ANY CIRCUMSTANCES The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented. This memorandum is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy, any security. Additional information is available upon request. Results based on hypothetical projections or past performance have certain inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. Any results shown do not reflect the impact of commissions and/or fees, unless stated. Financial futures and options are not appropriate for all investors. Their relative merits should be carefully weighed. Where information has been obtained from outside sources, it is believed to be reliable but is not represented to be accurate or complete. This document may not be reproduced in whole or in part or otherwise made available without our written consent. This firm may from time to time perform investment banking for, or solicit investment banking or other business from, any company mentioned. We or our employees may from time to time have a long or short position in any contract or security discussed.

Credit Suisse First Boston

Asset-Backed Securities

Accredited Home Lenders 2004 - 2

Freddie

2,277 records

Balance: 355,099,852

Home Equity Mortgage Loan Portfolio

Freddie
Product Type	Index Type	# LOANS	Balance	% Balance	WA Gross Coupon	WA LTV	WA FICO	WA MARGIN	WA INITIAL CAP	WA PERIODIC CAP	WA LIFECAP
ARM - 2 Year/6 Month	6 Month Libor	533	$84,317,143.08	23.74%	6.58%	77.48	625	5.21%	1.50%	1.50%	13.58%
ARM - 3 Year/6 Month	6 Month Libor	668	$91,880,454.76	25.87%	6.72%	79.07	637	5.43%	1.50%	1.50%	13.72%
Balloon - 15/30	N/A	1	$280,575.44	0.08%	7.13%	90	599	0.00%	0.00%	0.00%	0.00%
Fixed - 5 Year	N/A	2	$198,251.49	0.06%	6.35%	78.65	676	0.00%	0.00%	0.00%	0.00%
Fixed - 10 Year	N/A	9	$565,443.79	0.16%	6.61%	62.39	640	0.00%	0.00%	0.00%	0.00%
Fixed - 15 Year	N/A	49	$5,022,054.67	1.41%	6.65%	72.69	624	0.00%	0.00%	0.00%	0.00%
Fixed - 20 Year	N/A	43	$4,443,996.27	1.25%	6.52%	74.53	639	0.00%	0.00%	0.00%	0.00%
Fixed - 25 Year	N/A	2	$125,837.17	0.04%	6.72%	78.29	628	0.00%	0.00%	0.00%	0.00%
Fixed - 30 Year	N/A	521	$70,454,431.87	19.84%	6.58%	75.02	646	0.00%	0.00%	0.00%	0.00%
Interest Only - ARM 2 Year/6 Month	6 Month Libor	266	$60,332,913.88	16.99%	5.90%	79.93	660	4.51%	1.50%	1.50%	12.90%
Interest Only - ARM 3 Year/6 Month	6 Month Libor	147	$29,852,739.81	8.41%	6.05%	80.43	669	4.74%	1.50%	1.50%	13.05%
Interest Only - Fixed -30 Year	N/A	36	$7,626,009.76	2.15%	6.02%	77.57	681	0.00%	0.00%	0.00%	0.00%
Grand Total:		2,277	$355,099,851.99	100.00%	6.44%	77.95	643	5.07%	1.50%	1.50%	13.42%

NOT FOR DISTRIBUTION OUTSIDE CSFB UNDER ANY CIRCUMSTANCES The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented. This memorandum is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy, any security. Additional information is available upon request. Results based on hypothetical projections or past performance have certain inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. Any results shown do not reflect the impact of commissions and/or fees, unless stated. Financial futures and options are not appropriate for all investors. Their relative merits should be carefully weighed. Where information has been obtained from outside sources, it is believed to be reliable but is not represented to be accurate or complete. This document may not be reproduced in whole or in part or otherwise made available without our written consent. This firm may from time to time perform investment banking for, or solicit investment banking or other business from, any company mentioned. We or our employees may from time to time have a long or short position in any contract or security discussed.

Credit Suisse First Boston

Asset-Backed Securities

Accredited Home Lenders 2004 - 2

All records

4,202 records

Balance: 710,206,388

Home Equity Mortgage Loan Portfolio

All records
Product Type	Index Type	# LOANS	Balance	% Balance	WA Gross Coupon	WA LTV	WA FICO	WA MARGIN	WA INITIAL CAP	WA PERIODIC CAP	WA LIFECAP
ARM - 2 Year/6 Month	6 Month Libor	876	$154,773,792.43	21.79%	6.52%	77.77	626	5.15%	1.50%	1.50%	13.52%
ARM - 3 Year/6 Month	6 Month Libor	980	$144,072,213.09	20.29%	6.72%	78.92	637	5.42%	1.50%	1.50%	13.72%
Balloon - 15/30	N/A	3	$535,493.67	0.08%	6.70%	70.68	642	0.00%	0.00%	0.00%	0.00%
Fixed - 5 Year	N/A	3	$250,450.16	0.04%	6.43%	73.57	661	0.00%	0.00%	0.00%	0.00%
Fixed - 10 Year	N/A	15	$1,252,921.83	0.18%	6.30%	60.3	638	0.00%	0.00%	0.00%	0.00%
Fixed - 15 Year	N/A	128	$13,279,070.73	1.87%	6.65%	70.1	635	0.00%	0.00%	0.00%	0.00%
Fixed - 20 Year	N/A	91	$9,850,745.42	1.39%	6.41%	74.13	634	0.00%	0.00%	0.00%	0.00%
Fixed - 25 Year	N/A	7	$566,142.69	0.08%	6.19%	79.09	647	0.00%	0.00%	0.00%	0.00%
Fixed - 30 Year	N/A	1,282	$181,022,358.08	25.49%	6.46%	75.19	650	0.00%	0.00%	0.00%	0.00%
Interest Only - ARM 2 Year/6 Month	6 Month Libor	487	$128,466,893.98	18.09%	5.90%	79.77	664	4.50%	1.50%	1.50%	12.90%
Interest Only - ARM 3 Year/6 Month	6 Month Libor	255	$58,862,973.76	8.29%	6.04%	79.59	666	4.72%	1.50%	1.50%	13.04%
Interest Only - Fixed - 30 Year	N/A	75	$17,273,332.51	2.43%	5.98%	78.46	666	0.00%	0.00%	0.00%	0.00%
Grand Total:		4,202	$710,206,388.35	100.00%	6.38%	77.64	646	5.01%	1.50%	1.50%	13.35%

NOT FOR DISTRIBUTION OUTSIDE CSFB UNDER ANY CIRCUMSTANCES The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented. This memorandum is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy, any security. Additional information is available upon request. Results based on hypothetical projections or past performance have certain inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. Any results shown do not reflect the impact of commissions and/or fees, unless stated. Financial futures and options are not appropriate for all investors. Their relative merits should be carefully weighed. Where information has been obtained from outside sources, it is believed to be reliable but is not represented to be accurate or complete. This document may not be reproduced in whole or in part or otherwise made available without our written consent. This firm may from time to time perform investment banking for, or solicit investment banking or other business from, any company mentioned. We or our employees may from time to time have a long or short position in any contract or security discussed.